NeoMedia Technologies, Inc.

                                  Exhibit 99.1

NEWS RELEASE


[GRAPHIC OMITTED][GRAPHIC OMITTED]



COMPANY CONTACT:                            MEDIA CONTACT:
Virginia Small                              Jane Teague
NeoMedia Technologies, Inc.                 HighGround, Inc.
(941) 337-3434                              (561) 447-8208
VSMALL@NEOM.COM                             JTEAGUE@HIGHGROUNDINC.COM


FOR IMMEDIATE RELEASE

             NEOMEDIA SIGNS $100+ MILLION PATENT LICENSING CONTRACT
                            WITH DIGITAL:CONVERGENCE

                      DEAL INCLUDES LICENSE FEES AND EQUITY

     FT. MYERS, FL, OCTOBER 19, 2000 - NEOMEDIA TECHNOLOGIES, INC., (NASDAQ:
NEOM), THE INTERNATIONAL LEADER IN PRINT-TO-INTERNET TECHNOLOGY, TODAY ANNOUNCED AN AGREEMENT WITH DIGITAL:CONVERGENCE GRANTING IT A WORLDWIDE NON-EXCLUSIVE LICENSE OF NEOMEDIA'S EXTENSIVE PATENT PORTFOLIO FOR DIRECTLY LINKING DOCUMENTS, OBJECTS AND TRANSACTIONS TO THE INTERNET.

     THE AGREEMENT CALLS FOR MINIMUM ANNUAL LICENSE FEES OVER A PERIOD OF TEN
(10) YEARS IN EXCESS OF $100 MILLION THROUGH A COMBINATION OF CASH AND EQUITY.

     THE TWO COMPANIES ARE DISCUSSING COOPERATIVE EFFORTS TO ASSURE THAT THE CONSUMER EXPERIENCE IN THIS EMERGING SPACE IS POSITIVE AND SEAMLESS THROUGH INTEROPERABILITY BETWEEN DIGITAL:CONVERGENCE'S SYSTEM AND NEOMEDIA'S PAPERCLICK SYSTEM. NEOMEDIA HAS ALSO ISSUED DIGITAL:CONVERGENCE WARRANTS TO PURCHASE 1.4 MILLION SHARES OF NEOMEDIA STOCK.

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     "THIS AGREEMENT IS A WIN, WIN, WIN SITUATION FOR NEOMEDIA,
DIGITAL:CONVERGENCE AND THE CONSUMER," SAID CHARLES W. FRITZ, CHAIRMAN AND CEO OF NEOMEDIA TECHNOLOGIES, INC. "IT AFFIRMS OUR IP POSITION IN THIS SPACE - WHICH WE BELIEVE HAS ENORMOUS POTENTIAL, AND REWARDS OUR SHAREHOLDERS FOR THEIR PATIENCE AND TRUST DURING OUR DEVELOPMENT YEARS. FURTHERMORE, WE CONTINUE TO PURSUE OUR GOAL OF INTEROPERABILITY TO AFFORD CONSUMERS A SEAMLESS EXPERIENCE IN THIS EMERGING MARKET."

     AN INVESTOR/STOCKHOLDER CONFERENCE CALL WILL BE CONDUCTED TODAY, THURSDAY, OCTOBER 19, 2000 AT 2:00 PM EDT. INTERESTED PARTIES MAY JOIN THE CONFERENCE BY CALLING 800-767-8281 (DOMESTICALLY) OR 847-413-3751 (INTERNATIONAL) AND ASK FOR THE NEOMEDIA CONFERENCE. A REPLAY OF THIS CONFERENCE CALL WILL BE AVAILABLE FOR 24 HOURS BY CALLING 888-843-8996 (DOMESTICALLY) OR 630-652-3044 (INTERNATIONAL) AND ENTERING SECURITY CODE 2995908.

     A PRESS CONFERENCE CALL WILL BE CONDUCTED ON FRIDAY, OCTOBER 20, 2000 AT 1:00 PM EDT. INTERESTED PARTIES MAY JOIN THE CONFERENCE BY CALLING 800-767-8281 (DOMESTICALLY) OR 847-413-3751 (INTERNATIONAL) AND ASK FOR THE NEOMEDIA CONFERENCE. A REPLAY OF THIS CONFERENCE CALL WILL BE AVAILABLE FOR 24 HOURS BY CALLING 888-843-8996 (DOMESTICALLY) OR 630-652-3044 (INTERNATIONAL) AND ENTERING SECURITY CODE 2995921.

                                                                 -MORE-

     NEOMEDIA LICENSES DIGITAL:CONVERGENCE 2 OF 2 OCTOBER 19, 2000


     TONY BARKUME WITH GREENBERG TRAURIG LLP REPRESENTED NEOMEDIA TECHNOLOGIES, INC. IN THIS TRANSACTION.

ABOUT DIGITAL:CONVERGENCE

DIGITAL:CONVERGENCE CORPORATION IS A PRIVATELY HELD INTERNET TECHNOLOGY COMPANY HEADQUARTERED IN DALLAS WITH OFFICES IN NEW YORK AND LONDON. WORKING IN CONJUNCTION WITH INDUSTRY-LEADING PARTNERS SUCH AS FORBES MAGAZINE, YOUNG & RUBICAM INC., BELO, AND RADIO SHACK CORP., THE COMPANY'S PROPRIETARY TECHNOLOGY CAN LINK ALMOST ALL MEDIA OR PRODUCTS INSTANTLY AND EASILY WITH THE INTERNET, ALLOWING USERS TO OBTAIN RELEVANT INFORMATION OR CONDUCT E-COMMERCE ACTIVITIES. THE COMPANY'S MANAGEMENT TEAM INCLUDES A ROSTER OF INDUSTRY VETERANS FROM TIME WARNER, AT&T, GE, ING BARINGS AND DISNEY.

ABOUT NEOMEDIA TECHNOLOGIES

NeoMedia Technologies, Inc, based in Fort Myers, Florida, is the international leader in print-to-Internet enabling technology. The company develops and markets a family of PaperClick(TM) products and services, based on NeoMedia's patented technology, that provide direct, customer

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routable links between printed information or objects and Internet content.
PaperClick works by using bar codes or their associated numeric strings which are embedded in the print media. PaperClick services are delivered in an application service provider (ASP) model to clients in the business-to-business
(B2B), business-to-consumer (B2C), business-to-employee (B2E), and mobile commerce (mCommerce) markets, as well as throughout multiple industries including publishing, retail, manufacturing and education.

NeoMedia markets these services under the PaperClick(TM) trademark on the ASP site, WWW.PAPERCLICK.COM. Entering a PaperClick code, or scanning the associated bar code routes readers directly to relevant Web information. NeoMedia's technology provides totally un-tethered access to Web content from print media, through a variety of scanning devices from manufacturers such as A.T. Cross(R) Company, Symbol(R) Technologies, and Welch Allyn. PaperClick ToGo(TM) technology provides mobile linkage to Web content through PalmOS(TM) PDA devices and Internet-enabled cellular phones. PaperClick is the optimal solution because it also provides access to these capabilities without a scanning device. By activating the PaperClick Go Window and entering a numeric string associated with the PaperClick bar code, users can reach their desired Web destination. NeoMedia also provides proprietary software for document management and production systems, as well as systems integration services for automated print production operations. For additional information, please visit the Company Web site at www.neom.com.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. WITH THE EXCEPTION OF HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS DISCUSSED IN THIS PRESS RELEASE INVOLVE RISK AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENT.

DIGITAL:CONVERGENCE AND :CUECAT ARE TRADEMARKS OF DIGITAL:CONVERGENCE. PAPERCLICK, PAPERCLICK ENTERPRISE, PAPERCLICK TOGO, AND THE PAPERCLICK LOGO ARE TRADEMARKS OF NEOMEDIA TECHNOLOGIES, INC. CROSS IS A REGISTERED TRADEMARK OF A.T. CROSS COMPANY; PALM OS IS A TRADEMARK OF PALM COMPUTING; INC. SYMBOL IS A REGISTERED TRADEMARK OF SYMBOL TECHNOLOGIES, INC. ALL OTHER TRADEMARKS ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS.

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